Federated Hermes International Equity Fund
A Portfolio of Federated Adviser Series
CLASS A SHARES (TICKER HIEAX)
CLASS C SHARES (TICKER HIECX)
INSTITUTIONAL SHARES (TICKER HIEIX)
CLASS R6 SHARES (TICKER HIERX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
On February 13, 2020, in connection with Federated Investors, Inc.'s corporate name change to Federated Hermes, Inc., which became effective on January 31, 2020, the Board of Trustees (the “Board”) of Federated Adviser Series, on behalf of Federated Hermes International Equity Fund (the “Fund”), approved changing the Fund's name from Federated Hermes International Equity Fund to Federated Hermes International Developed Equity Fund. In addition, the Board approved changing the Fund's registrant name, Federated Adviser Series, to Federated Hermes Adviser Series.
The Board also approved, as part of the name change, a revision to the Fund's current non-fundamental Names Rule policy. The Fund's current Names Rule policy is:
“The Fund will invest its assets so that, under normal circumstances, at least 80% of its net asset (plus any borrowings for investment purposes) are invested in equity investments. The Fund will notify shareholders at least 60 days in advance of any change in investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purpose) in equity investments.”
The Fund's revised Names Rule policy will be:
“The Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets (plus any borrowing for investment purposes) are invested in equity securities of developed markets. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in equity securities of developed markets.”

There are no changes in Fund operations or investment strategy as a result of the name change and new Names Rule policy. The name changes and non-fundamental Names Rule policy will be effective at the close of business on June 26, 2020.
March 24, 2020
Federated Hermes International Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455003 (3/20)
© 2020 Federated Hermes, Inc.